SunTrust Banks, Inc. 2Q 2011 Earnings Presentation July 22, 2011 Exhibit 99.2

Important Cautionary Statement
The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2010 Annual Report on Form 10-K, Quarterly
Reports on Form 10-Q, and Current Reports on Form 8-K.

This presentation includes non-GAAP financial measures to describe SunTrust’s performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of this presentation. In this presentation, net interest income and net interest margin are presented on a fully taxable-equivalent (“FTE”) basis, and ratios are presented on an annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.

This presentation contains forward-looking statements. Statements regarding our expectations about revenue increases and expense reductions as a result of business initiatives are forward looking statements. Also, any statement that does not describe historical or current facts, is a forward-looking statement. These statements often include the words
“believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.”  Forward-looking statements are based upon the current beliefs and expectations of management and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events.

Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, "Item 1A. Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2010, and in Part II, "Item 1A. Risk Factors" in our Quarterly
Report on Form 10-Q for the period ended March 31, 2011, and in other periodic reports that we file with the SEC. Those factors include: difficult market conditions have adversely affected our industry; concerns over market volatility continue; the Dodd-Frank Act makes fundamental changes in the regulation of the financial services industry, some of which may adversely affect our business; we are subject to capital adequacy and liquidity guidelines and, if we fail to meet these guidelines, our financial condition would be adversely affected; emergency measures designed to stabilize the U.S. banking system are beginning to wind down; we are subject to credit risk; our ALLL may not be adequate to cover our eventual losses; we will realize future losses if the proceeds we receive upon liquidation of nonperforming assets are less than the carrying value of such assets; weakness in the economy and in the real estate market, including specific weakness within our geographic footprint, has adversely affected us and may continue to adversely affect us; weakness in the real estate market, including the secondary residential mortgage loan markets, has adversely affected us and may continue to adversely affect us; we are subject to certain risks related to originating and selling mortgages. We may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, borrower fraud, or certain borrower defaults, which could harm our liquidity, results of operations, and financial condition; we are subject to risks related to delays in the foreclosure process; we may continue to suffer increased losses in our loan portfolio despite enhancement of our underwriting policies; as a financial services company, adverse changes in general business or economic conditions could have a material adverse effect on our financial condition and results of operations. Changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital or liquidity;
the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; depressed market values for our stock may require us to write down goodwill; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; consumers may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking which subject us to a variety of risks; hurricanes and other natural or man-made disasters may adversely affect loan portfolios and operations and increase the cost of doing business; negative public opinion could damage our reputation and adversely impact business and revenues; the soundness of other financial institutions could adversely affect us; we rely on other companies to provide key components of our business infrastructure; we rely on our systems, employees, and certain counterparties, and certain failures could materially adversely affect our operations; we depend on the accuracy and completeness of information about clients and counterparties; regulation by federal and state agencies could adversely affect the business, revenue, and profit margins; competition in the financial services industry is intense and could result in losing business or margin declines; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; we may not pay dividends on your common stock; disruptions in our ability to access global capital markets may negatively affect our capital resources and liquidity; any reduction in our credit rating could increase the cost of our funding from the capital markets; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we are subject to certain litigation, and our expenses related to this litigation may adversely affect our results; we depend on the expertise of key personnel. If these individuals leave or change their roles without effective replacements, operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategies; our accounting policies and processes are critical to how we report our financial condition and results of operations. They require management to make estimates about matters that are uncertain; changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition; our stock price can be volatile; our disclosure controls and procedures may not prevent or detect all errors or acts of fraud; our financial instruments carried at fair value expose us to certain market risks; our revenues derived from our investment securities may be volatile and subject to a variety of risks; and we may enter into transactions with off-balance sheet affiliates or our subsidiaries.

2 Table of Contents I. OVERVIEW II. FINANCIAL PERFORMANCE III. RISK AND CAPITAL REVIEW IV. BUSINESS HIGHLIGHTS V. APPENDIX

Balance Sheet
Revenue
Expenses
Credit and
Capital
• Earnings per share of $0.33; improvement continued
• Loans were stable compared to 1Q 11; growth in targeted portfolios offset continued
declines in higher-risk categories
• Growth in lower-cost deposits and favorable mix shift continued
• Net Interest Margin stable to 1Q 11
• Fee income grew sequentially, with increases across a broad range of categories
• Expenses rose from 1Q 11, largely due to credit-related factors
• Improving trends in all primary credit metrics continued
• Tier 1 Common Ratio of 9.20% (estimated)
2Q 11 Summary
I. OVERVIEW
Earnings

($ in millions, except per share data)
Income Statement Highlights
II. FINANCIAL PERFORMANCE
Prior Quarter Variance
• EPS increase of $0.11 (excluding TARP
Lower provision from continued credit
quality improvement
Higher fee income across a broad
range of consumer and commercial
categories
Lower preferred dividends due to 1Q 11
TARP redemption
Partially offset by higher expenses
Prior Year Variance
• Significant EPS improvement driven by:
Net interest income growth, primarily
from improved deposit mix and pricing
Improved credit quality / lower provision
Elimination of TARP preferred
dividends
EPS of $0.33; Improvement Continued
2Q 10 1Q 11 2Q 11
Net Interest Income (FTE) $1,208 $1,277 $1,286
Provision for Credit Losses 662 447 392
Noninterest Income 952 883 912
Total Revenue (FTE) 2,160 2,160 2,198
Noninterest Expense 1,503 1,465 1,542
Net Income/(Loss) 12 180 178
Preferred Dividends & Other 68 142 4
Net Income/(Loss) to Common Shareholders (56) 38 174
Net Income/(Loss) per Share ($0.11) $0.08 $0.33
Net Income /(Loss) per Share excl. TARP
Redemption
($0.11) $0.22 $0.33
Key Points
Financial Highlights
1.
SunTrust redeemed its TARP preferred shares during 1Q 11.  Reported EPS in 1Q 11 was $0.08.  The TARP redemption charge of ($74) million, or approximately ($0.14) per share, is reflected in the Preferred Dividends line item and is a non-cash charge related to the unamortized discount on the TARP preferred shares
1
redemption   ), driven by:
1

II. FINANCIAL PERFORMANCE
Loans
Prior Quarter Variance
• Stable performing loan balances as growth in
targeted Commercial and Consumer categories
offset planned declines in Residential
• Commercial growth driven by $1.0 billion, or 2.2%,
increase in C&I. CRE and Commercial
Construction declined a combined $0.5 billion
• Residential segment declined $0.7 billion, or 1.5%,
due to lower Non-guaranteed Mortgages and
Home Equity balances
• Consumer loan growth of $0.2 billion driven by
Guaranteed Student Loans
Prior Year Variance
• $3.1 billion, or 2.9%, growth in performing loans
• Commercial declined ~$1 billion due to Commercial
Construction and CRE, while C&I increased
• Residential segment down modestly, as growth in
Guaranteed Mortgages was more than offset by
declines in higher-risk portions of the portfolio
• Consumer segment up ~$4 billion, or over 30%,
driven by Indirect and Guaranteed Student Loans
Average Balances Stable Compared to 1Q 11
1. 2010 quarterly averages for the Commercial, Residential, and Consumer segments are calculated using month end balances, and, therefore, do not sum to the total performing loan balances, which are calculated using daily average balances
NOTE:  Totals may not foot due to rounding
($ in billions)
$52.8
$52.0
$51.7 $51.4
$51.8
$43.3
$43.7 $44.2
$43.7 $43.0
$12.1
$13.3
$15.0
$16.1 $16.3
2Q 10 3Q 10 4Q 10 1Q 11 2Q 11
Commercial Residential Consumer
$110.9 $111.1
$108.3 $109.0
$111.1
Average Performing Loans¹
Key Points

II. FINANCIAL PERFORMANCE
Higher-risk Loans¹
Higher-risk Loans (period-end) Key Points
• Higher-risk categories down $11.9 billion, or over
50%, since 4Q 08
These declining portfolios now represent less
than 10% of total loans
• Over this same time, government-guaranteed loans
are up over $6 billion to $9.1 billion
Prior Quarter Variance
• $0.7 billion, or 6%, decline in higher-risk loans
• Declines occurred in all of the major categories, as
well as the sub-categories (listed in footnote)
• Commercial Construction posted the largest
decrease, down $0.4 billion, or 17%
Prior Year Variance
• $3.8 billion, or 25%, decline in higher-risk loans
• Commercial Construction down $1.9 billion, or 52%
• Higher-risk Mortgages down $1.0 billion, or 20%,
primarily from Prime 2nds and Residential
Construction
• Higher-risk Home Equity down $0.9 billion, or 13%,
primarily from High LTV Lines and HE Loans
Continued Declines in Higher-risk Categories
NOTE:  Totals may not foot due to rounding
($ in billions)
$6.9
$3.7
$3.1
$2.6
$2.1
$1.7
$8.1
$4.9
$4.7
$4.4
$4.1
$3.9
$8.3
$6.6
$6.4
$6.1
$5.9
$5.7
4Q 08 2Q 10 3Q 10 4Q 10 1Q 11 2Q 11
Higher-Risk Home Equity Products
Higher-Risk Mortgage Products
Commercial Construction
$14.1
$13.1
$23.4
$15.2
$12.1
$11.4
1. Higher-risk Mortgage products include Prime 2nds, Residential Construction, and Alt-A.  Higher-risk Home Equity includes High LTV lines (includes Florida lines > 80%
LTV and other lines > 90% LTV), Brokered Home Equity, and Home Equity Loans.  Data includes performing and nonperforming loans

II. FINANCIAL PERFORMANCE
Deposits
Average Client Deposits Key Points
Favorable Deposit Growth and Mix Shift Trends Continued
Prior Quarter Variance
• Client Deposits grew $1.2 billion, or 1%, to a
record level of $121.9 billion
• Continued favorable shift in deposit mix
DDA up $1.6 billion, or 5.5%
Time Deposits declined $0.3 billion, or 1.4%
Prior Year Variance
• Client Deposits grew $5.4 billion, or 4.7%
• Growth derived from lower-cost accounts, including:
DDA up $4.3 billion, or 17%
MMA up $5.2 billion, or 14%
• Higher-cost Time Deposits declined $4.3 billion,
or 18%
$119.7
$116.5
$117.2
$120.7
$121.9
($ in billions)
NOTE:  Totals may not foot due to rounding
$25.5
$26.5
$27.8
$28.3
$29.8
$24.9
$23.5
$24.6
$25.4
$24.7
$37.7
$39.8
$41.7
$42.6
$42.9
$4.1
$4.1
$4.1
$4.3
$4.6
$24.2
$23.3
$21.4
$20.2
$19.9
2Q 10 3Q 10 4Q 10 1Q 11 2Q 11
DDA NOW Money Market Savings Time

II. FINANCIAL PERFORMANCE
Net Interest Income
$1,208
$1,286
$1,277
$1,294
$1,266
3.33%
3.41%
3.44%
3.53% 3.53%
1,000
2Q 10 3Q 10 4Q 10 1Q 11 2Q 11
3.0%
3.2%
3.4%
3.6%
Net Interest Margin Net Interest Income
Net Interest Margin Stable to 1Q 11
Prior Quarter Variance
• Net Interest Margin stable at 3.53%
Deposit mix shift, lower rates paid, and reduced long-
term debt rates contributed to 7 bps decline in interest-
bearing liabilities
Interest earning assets down 5 bps, due to lower loan
yields
• Net Interest Income increased modestly, primarily due to
day count
Prior Year Variance
• Net Interest Income up $78 million, or 6%, driven by a 20
bps expansion in the Net Interest Margin
Lower-cost deposit growth, lower deposit rates paid,
and a reduction in higher-cost debt drove a 34 bps
decline in interest-bearing liabilities
Interest earning asset yields declined a modest 9 bps,
as the securities portfolio repositioning helped mitigate
the impacts of the continued low rate environment
($ in millions)
Net Interest Income, FTE Key Points

II. FINANCIAL PERFORMANCE
Noninterest Income
Sequential Quarter Increase from Broad Range of Categories
1. Please refer to the appendix for adjustment detail
Prior Quarter Variance
• Adjusted Noninterest Income increased $37 million, or 5%,
due primarily to:
Investment Banking - $28 million increase from strong
syndicated finance revenue
Deposit Service Charges - $7 million increase
Prior Year Variance
• Adjusted Noninterest Income increased $53 million, or 7%
Investment Banking - $37 million due to higher
syndicated finance revenue
Retail Investment Services and Card Fees both
increased by over $10 million and grew by double digit
percentages
Mortgage Production increased due to lower
repurchase costs
Service Charges on Deposits declined due to the
impact of Reg E
($ in millions)
$883
$1,047
$1,032
$952
$912
$144
$108
$60
$51
$808
$1,047
$924
$823
$861
2Q 10 3Q 10 4Q 10
1Q 11 2Q 11
Adjusted Noninterest Income
Adjustment Items
1
Noninterest Income Key Points

($ in millions)
2Q 10 3Q 10 4Q 10 1Q 11 2Q 11
2005 & Prior
$21 $26 $20 $24 $21
2006
85 71 69 78 79
2007 204 134 108 157 183
2008 30 27 25 44 43
2009 - 2011 8 5 11 9 22
Total $349 $263 $233 $313 $348
% Non-Agency
(approx.)
3% 6% 7% 9% 5%
Repurchase demands increased in 2Q 11 primarily
from the high level of 2007 vintage demands
Summary Statistics
Losses have stabilized but reserve is up primarily
due to pending demand growth & resolution timing
($ in millions)
2Q 10 3Q 10 4Q 10 1Q 11 2Q 11
Period-end
Balance
$317 $320 $293 $363 $472
% Non-Agency
(approx.)
5% 7% 10% 10% 9%
Metric (2005 – 2011 vintages) Amount ($B)
Sold UPB $211
Remaining UPB 105
Cumulative Repurchase Requests
3.9
Requests Resolved
3.4
Losses Recognized to Date
0.9
2Q 2011 Reserve
0.3
Income Statement Impact to Date
$1.2
Memo: Non-Agency UPB
15
1. Includes estimates
2. Amount is an estimate and is included in the $105 billion of remaining UPB
($ in millions)
2Q 10 3Q 10 4Q 10 1Q 11 2Q 11
Beginning Balance $210 $256 $270 $265 $270
Additions 148 95 85 80 90
Charge-Offs (102) (81) (90) (75) (61)
Ending Balance $256 $270 $265 $270 $299
Pending demands increased in 2Q 11 primarily
driven by the increase in new demands
II. FINANCIAL PERFORMANCE
Mortgage Repurchase Trends
1
2

Noninterest Expense
($ in millions)
II. FINANCIAL PERFORMANCE
$1,465
$1,548
$1,499
$1,503
Increase from 1Q Due Primarily to Credit-related Factors
1. Please refer to the appendix for adjustment detail
Prior Quarter Variance
• $77 million increase in Total Noninterest Expense
Credit-related expenses increased $37
million due to higher Operating Losses
(litigation and compliance accruals) and
Credit & Collections
FDIC premium rose $10 million due to new
assessment methodology
Prior Year Variance
• Adjusted Noninterest Expense increased by $108
million
Employee Compensation was up $66 million,
due to improved revenue generation and staff
additions
FDIC premium increased $16 million
Credit-related expenses rose $15 million
$1,542
$1,435
$1,487
$1,533
$1,466
$1,543
$68 $12
$15
($1) ($1)
2Q 10 3Q 10 4Q 10 1Q 11 2Q 11
Adjusted Noninterest Expense¹ Adjustment Items¹
Noninterest Expense Key Points

SunTrust
Live Solid. Bank Solid.

($ in millions)

($ in millions)

($ in millions)

Credit Quality Improvement
III. RISK AND CAPITAL REVIEW
30 - 89 Day Delinquencies
Net Charge-offs Allowance for Loan and Lease Losses
$3,156
$3,086
$2,974
$2,854
$2,744
2.81%
2.69%
2.58%
2.49%
2.40%
1,000
1,500
2,000
2,500
3,000
3,500
2Q 10 3Q 10 4Q 10 1Q 11 2Q 11
1.5%
2.0%
2.5%
3.0%
3.5%
4.0%
ALLL Ratio ALLL ($)
Continued Improvement in All Key Metrics
NCOs to Avg. Loans (annualized) Net Charge-offs
Nonperforming Assets
$5,069
$4,758
$4,568
$5,463
$4,104
$4,699
$4,373
$4,110
$3,971
$3,610
$764
$696
$648
$597
$494
2Q 10 3Q 10 4Q 10 1Q 11 2Q 11
Nonperforming Loans Other Assets
1.26%
1.24%
1.18%
1.15%
1.09%
0.98%
0.96%
0.90%
0.80%
0.73%
2Q 10 3Q 10 4Q 10 1Q 11 2Q 11
Total Delinq.
Delinq. Excl. Gov't Guar.
$722
$690
$621
$571
$505
2.57%
2.42%
2.14%
2.01%
1.76%
200
2Q 10 3Q 10 4Q 10 1Q 11 2Q 11
1.0%
1.4%
1.8%
2.2%
2.6%
3.0%
3.4%

SunTrust
Live Solid. Bank Solid.™

($ in millions)

($ in millions)

Key Points
Net Charge-offs
Nonperforming Loans
Prior Quarter Variance
• NPLs declined $361 million, or 9%
Commercial down $300 million, or 16%, led by
Commercial Construction, which fell $216 million, or
more than 25%
Declines across almost every loan category
• Net Charge-offs declined $66 million, or 12%
Residential down $83 million due to Non-guaranteed
Mortgages and Home Equity
Commercial up $23 million, as C&I increased from
1Q but remained below 2010 levels
Prior Year Variance
• NPLs declined $1.1 billion, or 23%, driven by
Commercial Construction, Non-guaranteed
Mortgages, and C&I
• Net Charge-offs declined $217 million, or 30%, with the
largest declines in the Non-guaranteed Mortgages,
Commercial Construction, and Residential
Construction portfolios
Meaningful Declines in NPLs and Net Charge-offs
III. RISK AND CAPITAL REVIEW
Nonperforming Loans and Net Charge-offs
$3,971
$4,699
$4,373
$4,110
$3,610
$35
$42
$35
$32
$34
$2,473
$2,273
$2,188
$2,076
$2,013
$2,191
$2,058
$1,887 $1,863
$1,563
2Q 10 3Q 10 4Q 10 1Q 11 2Q 11
Commercial Residential Consumer
$722
$690
$571
$621
$505
$35
$31
$35
$35
$29
$465
$428
$383
$380
$297
$222 $231
$203
$156
$179
2Q 10 3Q 10 4Q 10 1Q 11 2Q 11
Commercial Residential Consumer

1. Estimated
2. The Tier 1 Capital Ratio including TARP was 13.51% in 2Q 10, 13.58% in 3Q 10, and 13.67% in 4Q 10
3. Please refer to the Appendix for a reconcilement to the most directly comparable GAAP financial measure
Capital Ratios Further Expanded and Significantly Exceed Current and Proposed
Regulatory Standards
III. RISK AND CAPITAL REVIEW
Capital Position
Tier 1 Common Ratio
Tier 1 Capital Ratio (Excluding TARP)
Tangible Common Equity Ratio
Tangible Book Value Per Share
7.92%
8.02%
8.08%
9.05%
9.20%
2Q 10 3Q 10 4Q 10 1Q 11 2Q 11¹
9.84%
9.93%
10.02%
11.00%
11.10%
2Q 10 3Q 10 4Q 10 1Q 11 2Q 11¹
7.18%
7.26%
7.15%
7.77%
7.96%
2Q 10 3Q 10 4Q 10 1Q 11 2Q 11
$23.58
$24.42
$23.76 $23.79
$24.57
2Q 10 3Q10 4Q10 1Q11 2Q11
3
3
2

• Announced new checking account line-up
Responsive to clients’ preferences and the regulatory environment
• Client loyalty in Retail Banking continued to improve, reaching another all-time high
1
• Loan production in the Consumer businesses increased by 14% over 2Q 10
2
• Retail investment services income up 23% YTD; strong growth in managed account fees on the brokerage platform
1. Source:  SunTrust’s Service Excellence Program
2. Includes home equity, student loans, indirect loans, and other direct consumer
3. Reflects 2Q 11 average balance as compared to 2Q 10 average balance
Consumer
• Corporate & Investment Banking revenue and net income were the second and third highest quarters ever, respectively
YTD revenue is up 40% from 2010
YTD net income is up over 85%
• Diversified Commercial Banking net income up over 40% YTD; meaningful improvements in client acquisition and attrition
• Asset Based Lending (targeted growth portfolio) balances grew to $1.2 billion, up $0.5 billion from prior year
3
Wholesale
IV. BUSINESS HIGHLIGHTS
Selected Business Highlights

• Earnings per share of $0.33; improvement continued
• Loans were stable compared to 1Q 11; growth in targeted portfolios offset continued
declines in higher-risk categories
• Growth in lower-cost deposits and favorable mix shift continued
• Net Interest Margin stable to 1Q 11
• Fee income grew sequentially, with increases across a broad range of categories
Earnings
Balance Sheet
Revenue
Expenses
• Improving trends in all primary credit metrics continued
• Tier 1 Common Ratio of 9.20% (estimated)
Credit and
Capital
• Expenses rose from 1Q 11, largely due to credit-related factors
2Q 11 Summary
IV. BUSINESS HIGHLIGHTS

17 Appendix

$0.5
(1.2)
1.3
(0.1)
-
0.2
(0.1)
-
$0.6
$0.2
3.8
18.0
0.6
0.3
0.2
0.7
2.8
$26.6
$0.7
2.6
19.3
0.5
0.3
0.4
0.6
2.8
$27.2
U.S. Treasury
U.S. Agency
MBS – Agency
U.S. States and Subdivisions
MBS – Private
Corporate & Other
Asset – Backed Securities
Other Equity
Total AFS
1Q 2011                 2Q 2011               $ Change
Securities
Available for Sale
($ in billions, period-end balances)
Securities Portfolio
Stable Securities Portfolio; $32 million in 2Q Gains Recognized in Repositioning
NOTE:  Columns may not foot due to rounding
V. APPENDIX

V. APPENDIX
30 – 89 Day Delinquencies by Loan Class – Excl. Govt.
Guaranteed Loans
Memo:
($ in billions) 2Q 10 3Q 10 4Q 10 1Q 11 2Q 11
2Q 11 Loan
Balance
30-89 Day Delinquencies
Commercial Loans
Commercial & industrial 0.31% 0.28% 0.25% 0.22% 0.20% $ 45,922
Commercial real estate 1.05 0.88 0.43 0.33 0.26 5,707
Commercial construction 1.18 0.67 0.42 0.47 0.63 1,740
Total commercial loans 0.46 0.38 0.28 0.24 0.22 53,369
Residential Loans
Residential mortgages - guaranteed - - - - - 4,513
Residential mortgages - nonguaranteed 1.83 1.88 1.90 1.63 1.45 23,224
Home equity products 1.44 1.52 1.40 1.46 1.44 16,169
Residential construction 2.82 2.61 3.28 2.94 2.28 1,118
Total residential loans 1.71 1.76 1.74 1.60 1.47 45,024
Consumer Loans
Guaranteed student loans - - - - - 4,620
Other direct 0.63 1.87 0.92 1.12 0.82 1,863
Indirect 0.82 0.79 0.78 0.68 0.58 9,629
Credit cards 2.58 2.76 2.40 2.04 1.86 407
Total consumer loans 0.88 1.05 0.86 0.79 0.66 16,520
Total SunTrust - excluding government guaranteed
delinquencies 0.98% 0.96% 0.90% 0.80% 0.73% $ 114,913
Total SunTrust - including government guaranteed
delinquencies 1.26% 1.24% 1.18% 1.15% 1.09%
1. Excludes delinquencies on all federally guaranteed mortgages
2. Excludes delinquencies on federally guaranteed student loans
3. Excludes mortgage loans guaranteed by GNMA that SunTrust has the option, but not the obligation, to repurchase
2
1
3

V. APPENDIX
Nonperforming Loans by Loan Class
Memo:
($ in millions) 2Q 10 3Q 10 4Q 10 1Q 11 2Q 11
2Q 11 Loan
Balance
Nonperforming Loans
Commercial Loans
Commercial & industrial $644 $601 $584 $585 $537 $45,922
Commercial real estate 321 346 342 435 399 5,707
Commercial construction 1,226 1,111 961 843 627 1,740
Total commercial loans 2,191 2,058 1,887 1,863 1,563 53,369
Residential Loans
Residential mortgages - guaranteed 0 0 0 0 0 4,513
Residential mortgages - nonguaranteed 1,749 1,591 1,543 1,458 1,412 23,224
Home equity products 360 357 355 343 335 16,169
Residential construction 364 325 290 275 266 1,118
Total residential loans 2,473 2,273 2,188 2,076 2,013 45,024
Consumer Loans
Guaranteed student loans 0 0 0 0  0  4,620
Other direct 14 14 10 11 9 1,863
Indirect 21 28 25 21 25 9,629
Credit cards 0 0 0 0 0 407
Total consumer loans 35 42 35 32 34 16,520
Total $4,699 $4,373 $4,110 $3,971 $3,610 $114,913
NOTE:  Columns may not foot due to rounding

V. APPENDIX
Net Charge-off Ratios by Loan Class
Memo:
($ in millions) 2Q 10 3Q 10 4Q 10 1Q 11 2Q 11
2Q 11 Loan
Balance
Net Charge-offs to Avg. Loans annualized
Commercial Loans
Commercial & industrial 0.92% 0.74% 0.94% 0.44% 0.66% $45,922
Commercial real estate 0.97 2.33 1.79 1.42 2.72 5,707
Commercial construction 10.38 13.06 9.62 14.76 13.09 1,740
Total commercial loans 1.61 1.70 1.50 1.19                                                   53,369
Residential Loans
Residential mortgages - guaranteed 0  0         0  0 0      4,513
Residential mortgages - nonguaranteed 3.37 3.30 3.09 3.19 2.16 23,224
Home equity products 4.04 3.69 3.71 3.96 3.49 16,169
Residential construction 20.44 18.09 11.61 10.46 10.52 1,118
Total residential loans 4.06 3.68 3.28 3.37 2.65 45,024
Consumer Loans
Guaranteed student loans 0 0 0 0 0 4,620
Other direct 3.02 1.74 2.20 2.53 2.14 1,863
Indirect 0.57 0.55 0.65 0.56 0.44 9,629
Credit cards 11.59 10.34 9.52 8.68 7.78 407
Total consumer loans 1.19% 0.91% 0.93% 0.89% 0.71% 16,520
Total 2.57% 2.42% 2.14% 2.01% 1.76% $114,913
1. 2010 net charge-off ratios calculated using average of month-end loan balances
NOTE:  Columns may not foot due to rounding
1.34
1

V. APPENDIX
Net Charge-off by Loan Class
Memo:
($ in millions) 2Q 10 3Q 10 4Q 10 1Q 11 2Q 11
2Q 11 Loan
Balance
Net Charge-off Trends
Commercial Loans
Commercial & industrial $101 $82 $105 $49 $75 $45,922
Commercial real estate 17 39 29 21 40 5,707
Commercial construction 104 110 69 86 64 1,740
Total commercial loans 222 231 203 156 179 53,369
Residential Loans
Residential mortgages - guaranteed 0 0 0 0 0 4,513
Residential mortgages - nonguaranteed 208 202 187 187 125 23,224
Home equity products 174 159 156 161 141 16,169
Residential construction 83 67 40 32 31 1,118
Total residential loans 465 428 383 380 297 45,024
Consumer Loans
Guaranteed student loans 0         0 0 0 0 4,620
Other direct 11 7 9 11 10 1,863
Indirect 10 11 14 13 10 9,629
Credit cards 14 13 12 11 9 407
Total consumer loans 35 31 35 35 29 16,520
Total $722 $690 $621 $571 $505 $114,913
NOTE:  Columns may not foot due to rounding

Troubled Debt Restructuring (TDR) Composition
Mortgage and Consumer Loans are 94% of Accruing TDRs; 86% are Current on
Principal and Interest Payments
Prior Quarter Variance
• Total TDRs were stable at $3.6 billion
• Accruing and current balances increased
modestly
Prior Year Variance
• Total TDRs increased by $387 million due to
increased modifications, primarily in Residential
loans
• The percentage of TDRs that are accruing
increased to ~75% in 2Q 11 from ~70% in 2Q 10
$3,255
$3,504
$3,618 $3,619
V. APPENDIX
$3,642
TDR Trend
Key Points
Early Stage Accruing TDR Delinquencies
$2,269
$2,516
$2,613
$2,643
$2,719
$986
$988
$1,005
$976
$923
2Q 10 3Q 10 4Q 10 1Q 11 2Q 11
Accruing Nonaccruing
$1,980
$2,165
$2,245
$2,286
$2,349
$155
$198
$176
$193
$207
$86
$93
$108
$92
$104
2Q 10 3Q 10 4Q 10 1Q 11 2Q 11
Current 30-59 DLQ 60-89 DLQ

Noninterest Income Reconciliation
V. APPENDIX
($ in millions)
2Q 10 3Q 10 4Q 10 1Q 11 2Q 11
Total Noninterest Income $952 $1,047 $1,032 $883 $912
Adjustment Items:
Securities Gains 57 69 64 64 32
Fair Market Value Adjustments (Trading Income) 1 17 30 14 (1)
STI Debt Valuation (Trading Income) 63 (22) 16 (20) 17
SunTrust Index-linked CDs (SILC) (Trading
Income) 23 (59) 5 (11) 8
Auction Rate Securities (Trading Income) (2) 1 (11) 16 4
Fair Value Adjustments (Mortgage Production) 2 (6) (9) (4) (9)
Stable River Gain (Other Income) 0 0 13 0 0
Total Adjustments 144 0 108 60 51
Adjusted Noninterest Income $808 $1,047 $924 $823 $861
NOTE:  Columns may not foot due to rounding

Noninterest Expense Reconciliation
V. APPENDIX
($ in millions)
2Q 10 3Q 10 4Q 10 1Q 11 2Q 11
Total Noninterest Expense $1,503 $1,499 $1,548 $1,465 $1,542
Adjustment Items:
AHG Write-down (Other Exp.) 5 0 11 0 0
(Gain)/Loss on Debt Extinguishment 63 12 4 (1) (1)
Total Adjustments 68 12 15 (1) (1)
Adjusted Noninterest Expense $1,435 $1,487 $1,533 $1,466 $1,543

Additional Noninterest Expense Disclosures
V. APPENDIX
($ in millions)
2Q 10 3Q 10 4Q 10 1Q 11 2Q 11
Operating Losses $16 $27 $26 $27 $61
Mortgage Reinsurance (Other Exp.) 9 7 2 7 6
Credit & Collections (Other Exp.) 66 69 71 51 60
Other Real Estate (Other Exp.) 86 77 90 69 64
Total Credit-related Expenses $177 $181 $189 $155 $192
NOTE:  Columns may not foot due to rounding

Reconciliation of Non GAAP Measures
V. APPENDIX
($ in billions, except per share data)
Three Months Ended
June 30 September 30 December 31 March 31 June 30
2010 2010 2010 2011 2011
Total shareholders' equity                $23.0 $23.4 $23.1 $19.2 $19.7
Goodwill, net of deferred taxes                     (6.2) (6.2) (6.2) (6.2) (6.2)
Other intangible assets including MSRs, net of deferred taxes (1.4) (1.2) (1.6) (1.6) (1.5)
MSRs 1.3 1.1 1.4 1.5 1.4
Tangible equity              16.7 17.1 16.8 12.9 13.4
Preferred stock (4.9) (4.9) (4.9) (0.2) (0.2)
Tangible common equity $11.8 $12.2 $11.9 $12.8 $13.2
Total assets                 $170.7 $174.7 $172.9 $170.8 $172.2
Goodwill                 (6.3) (6.3) (6.3) (6.3) (6.3)
Other intangible assets including MSRs                 (1.4) (1.2) (1.6) (1.7) (1.5)
MSRs 1.3 1.1 1.4 1.5 1.4
Tangible assets                 $164.2 $168.3 $166.4 $164.4 $165.7
Tangible equity to tangible assets 10.18% 10.19% 10.12% 7.87%
8.07%
Tangible common equity to tangible assets
7.18%
7.26% 7.15% 7.77%
7.96%
Tangible book value per common share $23.58 $24.42 $23.76 $23.79 $24.57
NOTE:  Columns may not foot due to rounding